UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  3/13/2007

NESCO INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-28307

Nevada	13-3709558
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

305 Madison Avenue, New York, NY, 10165
(Address of Principal Executive Offices, Including Zip Code)

212-986-0886
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On March 13, 2007, Wayne M. Celia notified the Board of Directors of Nesco Industries, Inc. of his resignation as a director of the Company, effective immediately.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Nesco Industries, Inc.

Date: March 15, 2007	By:	/s/ Matthew Harriton
Matthew Harriton President